Exhibit 10.3

委託佛教慈濟醫療財團法人花蓮慈濟醫院實施臨床試驗協議書

Engagement with Hualien Tzuchi Hospital, The Buddhist Tzuchi Medical Foundation to

Implement Clinical Trial Agreement

立協議書人	佛教慈濟醫療財團法人花蓮慈濟醫院（下稱甲方）

The Parties:	Hualien Tzuchi Hospital, The Buddhist Tzuchi Medical Foundation
(hereinafter “Party A”)

林欣榮	（下稱甲方試驗主持人）

(hereinafter “Party A’s Investigator”)

長弘生物科技股份有限公司（下稱乙方）

(hereinafter “Party B”)

為乙方委託甲方及甲方試驗主持人實施臨床試驗事宜，雙方合意條款如下：

WHEREAS, Party B would like to engage Party A and Party A’s Investigator to implement clinical trial related matters, and the Parties hereby agree to the following terms:

一、委託事項

甲方及甲方試驗主持人接受乙方委託，實施 一個第 I/IIa 期臨床試驗，針對高度惡性神經 膠質瘤復發且合併 Temozolomide 治療的病患，給予 Cerebraca wafer 後決定其最大耐受劑量並評估其安全性與有效性 臨床試驗（下稱本試驗）。

1.	The Engagement Matter

Party A and Party A’s Investigator accept Party B’s engagement to implement the clinical trial of A Phase I/IIa study to determine the maximum tolerated dose (MTD) and to evaluate the safety and efficacy profile of Cerebraca wafer plus adjuvant temozolomide (TMZ) in patients with recurrent high grade glioma (hereafter the “Trial”).

二、甲方及甲方試驗主持人之責任

於本試驗期間，甲方試驗主持人離職或因故無法執行本試驗時，甲方應儘速通知乙方更換試驗主持人。新試驗主持人之選任應經乙方核准。

甲方及甲方試驗主持人應確保所有參與本試驗執行之人員受過適當訓練且訓練合格。

甲方試驗主持人應負責使所有參與本試驗執行之人員遵守本協議以及相關法規之要求，並確保其人員了解本試驗中之責任與工作。

甲方及甲方試驗主持人保證其參與本試驗執行之人員均無被禁止執業或被取消執行本試驗之資格。

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2. Responsibilities of Party A and Party A’s Investigator

During the Trial period, if Party A’s Investigator resigns or is unable to execute the Trial for any reasons, Party A shall promptly give notice to Party B and replace Party A’s Investigator. The appointment of the new Investigator shall be approved by Party B.

Party A and Party A’s Investigator shall ensure that every personnel who participate in the execution of the Trial have been given appropriate training and considered qualified.

Party A’s Investigator is responsible for having every personnel who participate in the execution of the Trial abide by this Agreement and relevant laws and regulations, and shall ensure that they fully understand their duties and work in the Trial.

Party A and Party A’s Investigator warrant that none of personnel who participate in the execution of the Trial is forbidden from practicing or disqualified from implementing the Trial.

三、乙方之責任

乙方應以書面標準作業程序規定並持續執行品質保證及品質管制系統，以確保試驗進行及數據之產生、紀錄與報告皆遵守試驗計畫書與相關法令之要求。

3. Responsibilities of Party B

Party B shall provide written Standard Operating Procedure (SOP) and continually execute the Quality Assurance (QA) and Quality Management System (QMS) to ensure the procedure of the Trial and the outputs of data, records and reports are all in compliance with the Protocol of the Trial (hereafter “the Protocol”) and relevant laws and regulations.

四、費用之給付

乙方就本試驗給付甲方、甲方試驗主持人或受試者等人之相關費用，其給付方式如附件一。

4. Payment of Fees

Party B shall pay the related fees to Party A, Party A’s Investigator and the Trial Subjects in accordance with the payment method stipulated in the Attachment 1.

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五、受試者同意書

試驗開始前，甲方試驗主持人應取得人體試驗委員會對受試者同意書和提供受試者之任何書面資料之書面核准。若有重要性之新資訊可能影響受試者同意而應修訂受試者同意書時，亦同。

甲方試驗主持人應於試驗執行前，取得受試者同意書。

受試者同意書應由受試者、法定代理人或有同意權人於參加試驗前，親筆簽名並載明日期。受試者同意書於試驗期間有修正時，亦同。

5. Consent Letter of Trial Subjects

Before commencement the Trial, Party A’s Investigator shall obtain Ethics Committee’s written approval of the Consent Letter of Trial Subjects or any other written documents to be provided to the Trial Subjects. The above procedure shall apply to the circumstance where there is new and important information that may affect the consent of the Trial Subjects and require the Consent Letter to be amended.

Party A’s Investigator shall obtain the signed Consent Letter from the Trial Subjects before the implementation of the Trial.

The Consent Letter of Trial Subjects shall be signed in person by the Trial Subject, his/her legal representatives, or any other person has the consent right and specify the signing date before participating in the Trial. The above procedure shall apply to the circumstance where there is amendment to the Consent Letter of Trial Subjects during the Trial period.

六、試驗計畫書

甲方試驗主持人應依試驗計畫書執行試驗以及所有與試驗相關之活動，包括但不限於取得人體試驗委員會核准、不良事件通報與試驗結果發表。

試驗計畫書修正僅得以書面方式為之，經甲方試驗主持人及乙方共同簽章，並經人體試驗委員會核准後始得執行。但為及時避免受試者遭受傷害者，不在此限。

6. Protocol

Party A’s Investigator shall conduct the Trial and all other relevant activities in accordance with the Protocol, including but not limited to obtaining Ethics Committee the approvals, reporting Adverse Event and publishing the trial results.

The amendment of Protocol shall only be made in writing, and shall be executed only after it is jointly signed by Party A’s Investigator and Party B and further approved by Ethics Committee except for avoiding Trial Subjects from injury in time.

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七、試驗藥品或材料之提供與回收

本試驗所需之試驗藥品或材料（包括安慰劑、對照藥品、併用藥品等）由乙方無償提供之，其所有權為乙方所有；而上述試驗藥品或材料如依法令、試驗計畫書（如附件二）規定或逾使用期限等情形致未能提供受試者使用時，乙方應自甲方通知後 六十 日內予以回收；如有遲延，甲方得以「對方付費」之快遞方式寄送乙方，運送風險由乙方承擔。

7. Provision and Recall of the Experimental Drugs or Materials

The study drugs or materials required by the Trial (including placebo, comparator drug, concomitant drug, etc.) shall be provided by Party B free of charge and owned by Party B. If the said study drugs or materials cannot be provided to the Trial Subjects due to the restrictions of laws, regulations or Protocol (see Attachment 2), or has expired its duration of validity, Party B shall recall said study drugs or materials within sixty days from the notice date of Party A. Should there be any delays, Party A may send the said study drugs or materials back to Party B via “reverse charge” express courier, and Party B shall bear all of the delivery risks.

八、使用限制

本試驗藥品或材料限於甲方、甲方試驗主持人及其執行本試驗相關人員依試驗計畫書使用於本試驗之受試者，不得他用。甲方或甲方試驗主持人不得就試驗藥品、材料或任何乙方付費之服務向受試者或第三人收費。

8. Application Limitations

The study drugs or materials of the Trial are limited to be used according to Protocol by Party A, Party A’s Investigator and its relevant implementation personnel of the Trial on the Trial Subjects, and shall not be used for any other purposes.

Party A and Party A’s Investigator shall not charge the Trial Subjects or any third party on the study drugs, materials, or any services fee which is paid by Party B.

九、保證事項

乙方保證就其所提供之試驗藥品或材料，負責臨床之安全性。甲方試驗主持人及其執行本試驗相關人員依照試驗計畫書進行試驗，造成受試者、甲方或甲方人員因本試驗使用之試

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驗藥品、材料或因依試驗計畫書規定程序執行而引起之死亡、傷害或其他損害，乙方應負全部責任，但因甲方或甲方人員之故意或過失所致者，依責任比例負責；如單獨因甲方或甲方人員之故意或過失所致者，甲方或甲方人員應負全部責任。

甲乙任一方與試驗相關者間有爭議或訴訟時，如有成立和解之可能，應告知他方並事先取得他方就和解內容之書面同意。

9. Warranty Matters

Party B warrants to assume full responsibility for the safety of study drugs and materials provided for the Trial. Party B shall bear full liability for the death, injury, or other harm of the Trial Subjects, Party A, or Party A’s personnel resulting from the application of the study drugs or materials of the Trial when Party A’s Investigator and the relevant personnel of the Trial have conducted the Trial in accordance with the prescribed Protocol procedures. However, if such harm is partially due to Party A’s or Party A’s personnel’s negligence or willful misconduct, the Parties shall bear respective responsibility proportionately. If such harm is solely due to Party A’s or Party A’s personnel’s negligence or willful misconduct, Party A or Party A’s personnel shall bear full responsibility.

When either Party has disputes or litigation with Trial Subjects or related trial personnel and there is possibility of settlement, said Party shall notify the other Party and obtain the other Party’s written consent to the contents of settlement.

十、試驗之執行、中止及終止

試驗主持人及甲方應依經乙方、人體試驗委員會及主管機關同意之試驗計畫書執行本試 驗。乙方應提供主持人手冊，其中必須包括研究用藥品的物理化學性質、藥劑學特性、動物及人體上的毒性及安全性、藥物動態學、藥效動力學資料，及既有之臨床試驗資料。甲方檢討資料後，在尊重受試者之意願，並評估受試者之症狀兼顧健康管理原則下進行本試驗。

試驗中，甲方發現受試者有不良反應而無法繼續試驗或不良反應可能出現而認為有停止試驗之必要時，應立即中止試驗並通知乙方。

經人體試驗委員會依法令規定終止或暫停試驗者，甲方得以書面終止本協議。

乙方得不附理由於十日前以書面終止本協議。乙方得基於安全考量，或依相關法令規定，以書面通知甲方中止試驗。

本試驗如提前終止，乙方應就已執行之工作支付費用，任何已由乙方事先核准且正當產生

 無法取消之費用亦同。

10. Trial Execution, Suspension, and Termination

The Investigator and Party A shall carry out the Trial in accordance with the Protocol approved by Party B, the Ethics Committee, and the competent authority. Party B shall provide the Investigator’s manual, which shall include the physical, chemical, and pharmaceutical properties, animal and human toxicity and safety information, pharmacokinetics, product metabolism data, and the existing clinical trial information for the study drugs. After Party A has reviewed the information, Party A shall conduct the Trial in a manner that respects the will of the Trial Subjects, with constant assessment of the Trial Subjects’ symptoms and in accordance with the health management principles.

During the trial period, should Party A discover that the Trial Subject experiences any adverse reaction and thus cannot continue with the Trial or believe that the Trial should be stopped due to the possible occurrence of an adverse reaction, Party A shall stop the Trial immediately and notify Party B accordingly.

Party A may terminate this Agreement in writing should the Ethics Committee terminate or temporarily suspend the Trial according to the laws or regulations.

Party B may terminate this Agreement by giving a 10-day prior written notice to Party A without specifying the reasons. Party B may suspend the Trial by giving written notice to Party A based on safety considerations or pursuant to pertinent laws or regulations.

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In the event of early termination of the Trial, Party B shall still pay the related fees for the work already carried out and any expenses already approved by Party B, which have incurred and may not be canceled.

十一、通知義務

以下情形發生時，乙方應立刻通知甲方、甲方試驗主持人及主管機關：

（一）可能危害受試者安全之新發現。

（二）影響試驗執行之新發現。

（三）影響人體試驗委員會同意試驗繼續進行之新發現。 以下情形發生時，甲方或甲方試驗主持人應立刻通知乙方：

（一）受試者發生任何嚴重不良事件。

（二）重大影響臨床試驗執行或增加受試者風險。

（三）為避免受試者遭受傷害所採行之任何緊急安全措施。

（四）獲悉其人員嚴重違反試驗計畫書或相關法令。

甲方或甲方試驗主持人依前項第一款規定通知乙方時，應提供詳細書面報告，以便乙方通報主管機關或其委託機構。

第三項之書面報告應以受試者代碼代表受試者身分，不得顯示受試者之姓名、身分證統一編號、住址或其他可辨認受試者身分之資訊。

11. Notification Obligations

Party B shall immediately notify Party A, Party A’s Investigator, and the competent authority upon occurrence of any of the following circumstances:

(1)	New findings indicating that the safety of the Trial Subjects may be endangered.
(2)	New findings that affect the implementation of the Trial.
(3)	New findings that affect the Ethic Committee’s approval for the continuation of the Trial. Party A or Party A’s Investigator shall immediately notify Party B upon occurrence of any of the following circumstances:
(1)	Any Serious Adverse Event of the Trial Subjects.
(2)	Serious affection to the implementation of the Trial or increase of Trial Subjects’ risk.
(3)	Any emergency safety measures taken for the purpose of avoiding the Trial Subjects from injury.
(4)	Noting seriously breach the Protocol and relevant laws or regulations by Party A’s personnel.

Party A or Party A’s Investigator shall provide detailed report in writing when notifying Party B in accordance with Article 12.2.(1), so that Party B may report to the competent authority and its commissioning institution.

The identification of the Trial Subject in the written report provided in Article 12.3 shall be represented by a code, and shall not indicate the name, ID number, address or any other information that may identify certain Trial Subject.

十二、紀錄與報告

甲方試驗主持人應確保個案報告表和所有需要向乙方報告資料之精確度、完整性、易讀性及時間性。除受試者之病歷外，試驗資料之所有權為乙方所有，但甲方或甲方試驗主持人有權依本協議第十六條之規定公開發表。

試驗完成後，乙方應提供一份試驗整體結果之摘要予甲方及甲方試驗主持人。如結果顯示可能對受試者安全性產生不利影響，乙方應經人體試驗委員會核准後，與甲方及甲方試驗主持人合作，由甲方或甲方試驗主持人與受試者溝通該試驗結果。

經試驗計畫書和受試者同意書載明指定，甲方試驗主持人得向受試者採集血液、尿液、組織或唾液等生物檢體，提供予乙方或乙方指定人員用於檢驗。除有受試者同意書載明及相關法令之許可外，甲方或甲方試驗主持人不得於試驗計畫書所記載之任何方式或任何目的外使用生物檢體。

除乙方提前以書面通知銷毀外，甲方應保存試驗紀錄至試驗終止後至少 十 年。但依相關法令規定之保存期間長於前開年限者，從其規定。如有需要，乙方得支付費用要求甲方繼續保存試驗紀錄。

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12. Records and Reports

Party A’s Investigator shall ensure the accuracy, completeness, readability, and timeliness of the individual case reports and all information required to be reported to Party B. Except for medical records of the Trial Subjects, the ownership of the Trial documents belong to Party B provided that Party A or Party A’s Investigator is entitled to make publication in accordance to Article 16 of this Agreement.

After completion of the Trial, Party B shall provide a summary of overall trial results to Party A and Party A’s Investigator. If the trial results indicates the possibility of adverse effects to the Trial Subjects’ safety, Party B shall cooperate with Party A and Party A’s Investigator after obtaining Ethic Committee’s approval to communicate the trial results to the Trial Subjects by Party A and Party A’s Investigator.

Where the Protocol and Consent Letter of the Trial Subjects has expressive indication, Party A’s Investigator may collect biological samples of the Trial Subjects such as blood, urine, tissue or saliva and provide the samples to Party B or persons designated by Party B for testing. Except for the expressive indication in Consent Letter of the Trial Subjects and permission by relevant laws or regulations, Party A and Party A’s Investigator shall not use the biological samples with any methods or for any purpose exceeding the scope described in the Protocol.

Except for advanced written notice of destroying the trial results by party B, Party A shall preserve the trial results for at least 10 year(s) from the end of the Trial provided that there is any laws or regulations requires a longer preservation term, that laws and regulations shall prevail.

If necessary, Party B may ask Party A to continue preserving the trial results at party B’s costs.

十三、監測、查核及稽核

乙方應確保本試驗於適當之監測下執行，監測者由乙方指派符合法令要求之資格者擔任。監測者得事先通知甲方及甲方試驗主持人於其正常上班時間內至試驗場所進行訪視，甲方應同意監測者進入試驗場所、檢閱試驗紀錄或聯繫試驗相關人員。

甲方及甲方試驗主持人應依下列規定接受主管機關查核或乙方稽核，不得妨礙、規避或拒絕：

（一）甲方試驗主持人因本試驗接受或將接受主管機關查核時，應儘速通知乙方。

（二）主管機關或稽核者得要求檢視任何與試驗相關之資料，甲方及甲方試驗主持人應予配合。

（三）個案報告表中之資料應與原始資料相同，如有差異，甲方試驗主持人應解釋其原因。

13. Monitoring, Examination and Audit

Party B shall ensure the Trial to be implemented under appropriate monitoring. The monitor, who shall meet the qualifications provided by the relevant laws or regulations, will be appointed by Party B.

The monitor may visit the trial location during office hours by giving prior notice to Party A and Party A’s Investigator. Party A agrees the monitor may enter into the trial location, review the trial records and contact the related trial personnel.

Party A and Party A’s Investigator shall accept examination by the competent authority and audit by Party B in accordance with following rules without hindering, avoiding, or refusing:

(1)	When or before the Trial is examined or to be examined by the competent authority, Party A’s Investigator shall notify Party B as soon as possible.
(2)	The competent authority or the auditor may request to review any information in connection with the Trial, Party A and Party A’s Investigator shall cooperate with them.
(3)	The Information indicated in the individual case report shall be identical to the original information. If there is any discrepancy, Party A’s Investigator shall explain the reasons.

十四、專利歸屬

因執行本試驗而取得與本試驗相關之成果，其專利申請權及專利權，歸屬乙方享有。

14. Patent Ownership

Any patent application rights or patent rights derive from the results of the Trial shall belong to Party B.

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十五、保密義務

甲方及甲方人員除經乙方書面同意或有下列情形之一者外，就本試驗之相關內容、執行過程及試驗結果應負保密義務：

（一）業經公開或屬公眾可得而知者。

（二）甲方或甲方人員能證明於乙方提供前已知悉者。

（三）甲方或甲方人員經由第三人合法取得者。

（四）依法令之規定或司法機關、行政機關之裁示應揭露者。

（五）本協議終止後逾 十 年者。

所有的保密資訊應根據所有適用之法律處理，包括但不限於個人資料保護、營業秘密等相關法律。

15. Confidentiality Obligation

Party A or Party A’s personnel shall keep the contents, the implementation process and test results of the Trial confidential unless otherwise obtaining a written consent from Party B or under any of the following circumstances:

(1)	The information has been disclosed to the public or is generally available to the public.
(2)	Party A or Party A’s personnel can prove that the information has been available and known to the Party A or Party A’s personnel prior to disclosure by Party B;
(3)	The information was legally obtained by Party A or Party A’s personnel through third parties.
(4)	The information is disclosed pursuant to laws or orders by judicial or administrative authorities.
(5)	10 year(s) lapse from the termination of this Agreement.

All confidential information shall be handled in accordance with applicable laws, including but not limit to Personal Information Protection Act and Trade Secrets Act.

十六、公開發表

甲方或甲方試驗主持人於本試驗期間，不得對外發表成果或為宣傳。

本試驗結束後，甲方或甲方試驗主持人得因下列情形之一，公開發表因執行本試驗所產生之臨床試驗結果或數據，不適用第十五條之規定，但有妨害乙方申請專利權時，乙方得以書面請求甲方或甲方試驗主持人延後 十二 個月發表或提交：

（一）舉行記者會，但應於公開發表十五日前，將擬發表之內容提供乙方審閱。乙方為確

保內容適當、正確，或為補充其他相關資訊，得於公開發表五日前以書面提供修正意見。

（二）基於學術自由，於學術期刊或研討會發表研究結果，但應於提交學術期刊或研討會十五日前通知乙方。

16. Publication

Party A or the Party A’s Investigator shall not publish the trial results or promote the Trial during the trial period.

After the end of the Trial, Party A or Party A’s Investigator may publish the results of the Trial under the circumstances listed below. Article 15 is not applicable to such circumstances. However, if such publication will contravene Party B’s patent application rights, Party B may request Party A or the Party A’s Investigator in writing to defer the publication or submission by 12 month(s).

(1)	Holding a press conference, subject to providing the contents of proposed publication 15 days prior to the publication date to Party B for review. Party B may provide its revision opinion in writing 5 days prior to the publication date to ensure the propriety or accuracy of the publication content or to supplement other relevant information.
(2)	Publishing the study results on academic journals or seminars based on academic freedom; however, Party A shall notify Party B of the publication 15 days prior to the submission date.

十七、名稱使用

任一方非經他方書面同意，不得利用他方之名稱或其人員進行推銷或廣告。

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17. Use of Name

Neither party shall use the name of the other party or its personnel to conduct promotion or advertisement unless otherwise obtaining a written consent from the other party.

十八、其他

甲方、甲方試驗主持人或其人員，均非乙方之受僱人或代理人。

18. Others

Party A, Party A’s Investigator, and Party A’s personnel are not employees or agents of Party B.

十九、通知

關於本試驗或本協議之任何通知均應以書面為之。任一方變更通知地址、電話、傳真或聯絡人時，亦同。

收件資訊如下：

寄送至試驗機構：佛教慈濟醫療財團法人花蓮慈濟醫院，970 花蓮市中央路三段 707 號 電話： 03-856-1825

傳真： 03-856-0977

聯絡人： 林欣榮

寄送至試驗主持人： 林欣榮，970 花蓮市中央路三段 707 號 神經醫學科學中心電話： 0952-088-909

傳真：無 聯絡人： 孫宜孜

寄送至試驗委託者： 長弘生物科技股份有限公司，974 花蓮縣壽豐鄉大學路二段 1 號 國

立東華大學 創新育成中心 1-10電話： 03-863-0108

傳真： 03-863-0109

聯絡人： 李睿豪

19. Notification

Any notifications regarding the Trial and this Agreement shall be made in writing. When either party changes their address, telephone number, fax number, or contact person, the notice of such changes shall be made in the same manner.

Contact information is as follows:

If to Party A: Hualien Tzuchi Hospital, The Buddhist Tzuchi Medical Foundation, 707, Sec. 3, Chung-Yang Rd. Hualien, Taiwan, 970

Telephone number: 886-3-856-1825 Fax number: 886-3-856-0977 Contact person: Shinn-Zong Lin

If to Party A’s Investigator: Shinn-Zong Lin, 707, Sec. 3, Chung-Yang Rd. Hualien, Taiwan,

970

Telephone number: 886-952-088-909

Fax number: NONE

Contact person: Yi-Tzu Sun

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If to Party B: Everfront Biotech Inc., No. 1, Sec. 2, Da Hsueh Rd., Shoufeng, Hualien 974, Creative Incubation Center 1-10

Telephone number: 886-3-863-0108

Fax number: 886-3-863-0109

Contact person: Jui-Hao Lee

二十、爭訟協力

甲乙任一方與試驗相關者間有爭議或訴訟時，無論本協議是否終止或解除，均應及時以書面通知他方，他方應無條件協助及提供相關證據。

20. Dispute Cooperation

Should Party A or Party B involve in a dispute or litigation with third parties on matters related to the Trial, said Party shall notify the other Party in writing regardless whether this Agreement is terminated or rescinded, and the other Party shall provide unconditional assistance and relevant evidentiary support thereof.

二十一、優先適用

本協議、試驗計畫書及其他附件均為本協議之一部分。試驗計畫書及其他附件如與本協議牴觸者，以本協議所載條款優先適用。

21. Priority in Application

This Agreement, the Protocol, and other Attachments shall be regarded as a part of this Agreement. Should there be any conflict among the Protocol, other Attachments and this Agreement, the terms provided in this Agreement shall prevail.

二十二、中文優先

本協議之中、英文文義如有歧異，以中文為準。

22. The Chinese Version Shall Prevail

Should there be conflicts between the Chinese and the English versions of this Agreement, the Chinese version shall prevail.

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二十三、準據法

甲乙雙方因本協議所生法律關係之準據法為台灣法律。

23. Governing Law

The legal relationship arising from this Agreement between Party A and Party B shall be governed by the laws of Taiwan.

二十四、管轄法院

如因本協議涉訟，雙方合意以台灣台北地方法院為第一審管轄法院。

24. Jurisdiction

In the event of any disputes arising between the Parties in connection with this Agreement, the Parties agree that the Taipei District Court shall be the court of the first instance.

二十五、份數

本協議正本三份，由甲、乙雙方及甲方試驗主持人各執乙份為憑。

25. Counterparts

This Agreement is made in triplicate. Party A, Party B, and Party A’s Investigator shall each hold one copy as proof.

立協議書人 (The Parties)：

甲 方(Party A)：佛教慈濟醫療財團法人花蓮慈濟醫院法定代理人(Legal Representative)：林欣榮

地 址 (Address)：970 花蓮市中央路三段 707 號

甲方之臨床試驗主持人 (Party A’s Investigator)：林欣榮地 址(Address)：970 花蓮市中央路三段 707 號

乙方(Party B)：長弘生物科技股份有限公司法定代理人(Legal Representative)：周姵妏

地 址(Address)：221 新北市汐止區康寧街 169 巷 31 號 11 樓

中華     民      國      106 年 09 月       05 日

Date: 05-Sep-2017

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